Convertible Bonds	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Convertible Bonds
13.
Convertible bonds

On November 28, 2016, the Group’s PRC subsidiary, Shanghai Yueyee, issued non-interest bearing convertible bonds (the “2016 Notes”) with an aggregate principal amount of RMB200,000 and a maturity date of June 2018. Upon approval of ODI, the holders can at their option, to redeem the 2016 Notes in RMB and to purchase Series C-3 convertible redeemable preferred shares from the Company at US$2.6532 per share in US dollars for an amount equivalent to the principal of the 2016 Notes. This option to subscribe for the convertible redeemable preferred shares is not a free-standing financial instrument, but in essence a conversion option embedded in the 2016 Notes as it can only be exercised together with the redemption of the Notes. Among 2016 Notes, RMB40,000 was converted into 2,255,380 Series C-3 convertible redeemable preferred shares at the contractual conversion price in 2018.

The Group determined the conversion feature of the convertible bond is not an embedded derivative and therefore bifurcation from the convertible bonds is not required. Further, there’s no beneficial conversion feature associated with the conversion option as the effective conversion price was higher than the fair value of the underlying shares. The 2016 Notes were recorded as a liability in their entirety at amortized cost on the consolidated balance sheets.

As of December 31, 2021, RMB160,000 of the 2016 Notes were converted into Series C convertible redeemable preferred shares at the contractual conversion price which were subsequently converted to Class A ordinary shares upon completion of IPO immediately.